Exhibit 99.1

MN8 Energy to Acquire Greenbacker Renewable Energy Company LLC, Creating a Top-Tier American Power Platform

Strategic combination creates a national renewable energy platform with a cumulative generating capacity of over 6 GW across 33 states

Combined platform with diversified technology is well positioned to capture the significant, accelerating growth in power demand driven by the rapid expansion of data center build-out, and broader U.S. electrification trends

Combination expected to create significant shareholder value through delivering scale and efficiencies for the combined platform

NEW YORK, July 22, 2026 — MN8 Energy Holdings LLC (MN8), a scaled power platform developing, owning, and operating energy assets for enterprise customers, with over 4.3 GW of operating and under construction renewable capacity across 29 states, and Greenbacker Renewable Energy Company LLC (Greenbacker) an Independent Power Producer (IPP) that owns a ~1.9 GW fleet of operating and under construction renewable energy assets across 22 states, today announced a definitive agreement under which MN8 will acquire Greenbacker in a cash-and-equity transaction valued at up to approximately $375 million, with $350 million payable at closing, plus up to $25 million in potential additional cash payments contingent on the achievement of certain commercial milestones.

The surge in enterprise power demand, primarily driven by AI and the rapid expansion of data centers, is accelerating the need for additional generation capacity and infrastructure investment across the U.S. The transaction brings together power providers with the scale and expertise to deliver the capacity and infrastructure needed to support this accelerated expansion.

A National Platform Built to Serve the Largest Enterprise Customers

Upon closing, the combined company will rank among the three largest clean power platforms in the U.S., with over 6 GW of operating and under construction capacity across 33 states. The transaction broadens MN8’s geographic reach by adding Greenbacker’s presence in the Midwest and Northeast and expands its technology mix to include wind generation alongside additional battery storage, distributed generation and utility-scale solar assets.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Together, these complementary portfolios strengthen MN8’s position as a scaled, preferred energy partner to large, strategic customers while creating greater operating leverage, a more robust supply chain, and a stronger financial profile. The combined platform is expected to offer:

•	Contracted, long-term revenue at institutional scale: With approximately 94% of capacity under contract, a weighted average solar power purchase agreement tenor of approximately 14 years, and a pro forma funded development pipeline of approximately 9.3 GW, the platform is positioned to deliver stable, predictable cash flows and a strong foundation for long-term value creation.

•	Vertically integrated operations: MN8’s end-to-end operating model – spanning project development, engineering, asset management, and in-house operations and maintenance – will extend across the combined fleet, driving cost efficiency and best-in-class asset performance at scale.

•	Deep renewable energy and financial expertise: MN8 and Greenbacker bring proven capabilities across solar, wind, and storage, with full development and financing platforms. Having overseen the deployment of an aggregate 200 GW globally, the combined management team demonstrates a best-in-class integrated model that is well-positioned to steward at greater scale.

Unlocking Meaningful Synergies, Cost Savings, and Enhanced Long-Term Financial Outlook

Combined Adjusted EBITDA plus Principal and Interest (non-GAAP) (Combined Adjusted EBITDA plus P&I) for the combined company is expected to be approximately $501 million on a run-rate basis, including $122 million of combined assets under construction, net of Greenbacker asset sales in 2025, and up to $20 million in identified annual run-rate cost savings by the end of 20281 across five categories: Procurement, Selling, General, and Administration (SG&A), financing efficiencies, operations and maintenance (O&M), and Engineering Procurement and Construction (EPC) leverage.

Leadership Commentary

Jon Yoder, President and CEO of MN8, stated: “This combination brings together two complementary platforms at a critical time. We have built MN8 to be an institutional-grade, vertically integrated operator with the development, financing, and asset management depth to serve the most demanding enterprise customers in the country. Together with Greenbacker, we will have the scale, diversification, and expertise to lead the next chapter of America’s infrastructure build-out.”

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Dan de Boer, CEO of Greenbacker, stated: “Greenbacker was built to own and operate high-quality, contracted clean energy assets at institutional scale. This transaction is the next chapter of that story – one that gives our shareholders the opportunity to participate in a combined platform built to grow. MN8 brings exceptional capabilities, an experienced team, and the financial strength to execute on what this platform can become.”

Transaction Terms, Approvals, and Shareholder Information

The transaction, which has been unanimously approved by the Boards of Directors of both MN8 and Greenbacker, is expected to close in the fourth quarter of 2026, subject to the satisfaction or waiver of certain conditions set forth in the merger agreement, including approval by Greenbacker shareholders and MN8 members and customary regulatory clearances.

Under the terms of the merger agreement, Greenbacker shareholders will receive consideration valued at approximately $1.712 per share, payable at closing in a combination of cash and equity of MN8, plus each Greenbacker shareholder’s pro rata share of up to $25 million in contingent cash payments tied to the achievement of certain commercial milestones, representing up to approximately $0.12 per share of potential additional cash consideration should those milestones be achieved. Subject to proration such that the aggregate cash proceeds to shareholders will not exceed the final maximum cash election amount under the merger agreement, currently estimated to be $112.7 million,3 Greenbacker shareholders will have the opportunity to elect to receive their consideration in cash, equity of MN8, or a combination of the two. If Greenbacker shareholders collectively elect aggregate cash consideration in excess of the cap, the cash portion of each electing shareholder’s consideration will be reduced proportionately, with the reduced amount paid in equity of MN8 instead.

Jon Yoder will continue as President and CEO of the combined company upon completion of the transaction.

In connection with the transaction, Greenbacker has filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, including an investor presentation with additional transaction information, available at www.sec.gov. MN8 expects to file a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (SEC) that will include a proxy statement of Greenbacker and a prospectus of MN8.

Notes

1 This assumes closing occurs on October 1, 2026.

2 Consideration value is not indicative of future equity value of combined company. Per-share figures are an estimate based on the consideration contemplated by the merger agreement and assumes a fully diluted share count as of closing, that the entire $25 million is earned and that the cash consideration is calculated without giving effect to transaction expenses, the securityholders’ representative reserve amount or the limitation on cash available to fund cash elections. The amount and form of consideration actually received by each holder will be subject to the election procedures, proration mechanics and other terms and adjustments set forth in the merger agreement; complete terms, including election procedures, proration mechanics, and the treatment of expenses and reserves, will be described in the proxy statement / prospectus to be filed with the SEC.

3 The estimated maximum cash election amount is illustrative and subject to change. Under the merger agreement, the maximum cash election amount starts with $125 million and is reduced by the $5 million Securityholders’ Representative expense fund, the portion of the $25 million additional consideration holdback not included in closing consideration and the cash-attributable portion of net transaction expenses, each as finally determined under the merger agreement.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Advisors

J.P. Morgan Securities LLC is serving as financial advisor and Vinson & Elkins LLP is serving as legal advisor to MN8.

Morgan Stanley & Co. LLC and Wells Fargo are serving as financial advisors and Freshfields US LLP is serving as legal advisor to Greenbacker.

About MN8

MN8 is a scaled power platform that develops, owns and operates energy assets for the enterprises driving the new American economy. We help customers secure scaled power to support growth, resiliency and long-term energy goals. With more than 4 gigawatts of operating and under-construction assets across 29 states, MN8 is one of the largest independent power producers in the United States, serving more than 200 customers — including leading AI and hyperscale technology companies, Fortune 500 corporations and government agencies. Our integrated platform spans utility-scale solar, battery storage, EV and electrification infrastructure, and powered land capabilities. Founded within Goldman Sachs and operating independently since 2022, MN8 pairs institutional-grade financial discipline with full-lifecycle execution capabilities. MN8 is headquartered in New York, with offices in South Florida, Dallas and Madrid, Spain. Learn more at mn8.com.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

About Greenbacker

Greenbacker is a publicly reporting renewable energy company that owns, operates, and manages a diversified portfolio of approximately 1.9 gigawatts (GW) of operating and under-construction solar, wind, and battery storage assets across 22 states. Since its founding in 2011, Greenbacker has built an end-to-end platform spanning origination, acquisition, project development, structured financing, asset management, and operations and maintenance, with in-house capabilities supporting the full lifecycle of utility-scale and distributed renewable energy projects. The company’s operating portfolio includes more than 185 individual projects across solar, wind, and battery storage technologies, serving utility, commercial, industrial, and municipal off-takers nationwide. Greenbacker also owns Greenbacker Capital Management LLC, an SEC-registered investment adviser to a series of affiliated investment vehicles. The company is headquartered in New York, with offices in Vermont, Maine, and Colorado. Learn more at https://www.greenbackercapital.com/

Note to Editors: Pro forma U.S. independent power producer ranking by renewable generation capacity, excluding Utilities. Source: S&P Global

No Offer or Solicitation

This communication relates to a proposed merger (the Merger) between MN8 and Greenbacker. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Merger, MN8 will file with the SEC a registration statement on Form S-4, that will include a proxy statement of Greenbacker and a prospectus of MN8. The Merger will be submitted to Greenbacker’s shareholders for their consideration. MN8 and Greenbacker may also file other documents with the SEC regarding the Merger. The definitive proxy statement/prospectus will be sent to the shareholders of Greenbacker. This document is not intended to be, and is not, a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that MN8 or Greenbacker may file with the SEC or send to security holders of MN8 Energy or Greenbacker in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF MN8 AND GREENBACKER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and all other documents, in each case if and when such documents are filed, or that will be filed with the SEC by MN8 or Greenbacker through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by MN8 will be made available free of charge by directing a request to Investor Relations, MN8 Energy at IR@mn8.com. Copies of documents filed with the SEC by Greenbacker will be made available free of charge on Greenbacker’s website at www.greenbackercapital.com/greenbacker-renewable-energy-company/ under “Public filings and investor materials”.

Participants in the Solicitation

MN8 Energy, its directors and executive officers and Greenbacker and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Merger.

Information regarding directors and executive officers of MN8, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement on the Form S-4, once it becomes available.

Information regarding Greenbacker’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Greenbacker’s Annual report on Form 10-K filed with the SEC on March 9, 2026, Greenbacker’s Form 10-K/A filed with the SEC on April 30, 2026 and other documents subsequently filed by Greenbacker with the SEC.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger by reading the proxy statement/prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described above.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. Forward-looking statements are statements that are not statements of historical fact, including statements about beliefs, opinions and expectations. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of MN8 and Greenbacker. The words and phrases “should,” “could,” “may,” “will,” “believe,” “plan,” “intend,” “expect,” “potential,” “possible,” “anticipate,” “estimate,” “forecast,” “view,” “efforts,” “goal” and similar expressions identify forward-looking statements and express expectations about future events. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Merger, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Forward-looking statements are not guarantees of future performance, and we cannot assure any reader that such statements will prove correct or that the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the numerous risks and uncertainties. These include the expected timing and likelihood of completion of the Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the Merger, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances that would require Greenbacker to pay a termination fee pursuant to the merger agreement, the possibility that competing offers or transaction proposals may be made, the risk of member or security holder litigation relating to the proposed transaction, including resulting expense or delay, the possibility that the proposed transaction will not be completed in the expected timeframe or at all, the possibility that shareholders of Greenbacker may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Merger, the risk that the Merger and its announcement could have an adverse effect on the ability of MN8 and Greenbacker to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and others with whom MN8 and Greenbacker conduct business and on their operating results and businesses generally, employee departures, the risk the pending Merger could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, certain restrictions during the pendency of the Merger that may impact MN8’s or Greenbacker’s ability to pursue certain business opportunities or strategic transactions, the risk that the combined company may be unable to achieve synergies, the risks related to non-achievement of any milestone on which the amount of earned additional consideration depends and that Greenbacker shareholders will not receive any or all of the additional consideration holdback amount  and other important factors that could cause actual results to differ materially from those projected, and the risk that the completion of any liquidity event by MN8 including any initial public offering or other transaction, does not occur within the timeframe contemplated by the merger agreement or at all.  All such factors are difficult to predict and are beyond MN8’s or Greenbacker’s control, including those detailed in Greenbacker’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Greenbacker’s website at www.greenbackercapital.com/greenbacker-renewable-energy-company/ and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that MN8 or Greenbacker believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and MN8 and Greenbacker undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Non-GAAP Financial Measures

This press release also references certain non-GAAP financial measures, including Combined Adjusted EBITDA plus P&I which management uses as supplemental indicators of operating performance. These measures have limitations, are not defined uniformly across companies, and should not be considered substitutes for measures prepared in accordance with GAAP. Pro forma and projected figures are preliminary, illustrative and unaudited, and remain subject to confirmation in the definitive proxy statement/prospectus.  Combined Adjusted EBITDA plus P&I for the combined company is defined as net income (loss) before income tax expense (benefit), interest expense, net, depreciation, amortization and accretion, contract amortization, (gain) loss on sale leaseback buyouts and terminated obligations, legal settlements, loss on extinguishment of debt, equity compensation, adjustments to reflect pro-rata share of Combined Adjusted EBITDA from equity investments, restructuring costs and acquisition and development costs, plus the principal proceeds collected and interest income earned from certain EV charging stations.

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243

Media Contacts

MN8 Energy

Candice Adams
VP, Head of Communications

candice.adams@mn8.com
+1-332-345-2243

Greenbacker

Brandon Praznik

EVP, Head of Business Development

brandon.praznik@GreenbackerCapital.com

+1-614-578-2706

Press Contact:  Candice Adams, MN8 Energy, 1155 Ave of the Americas, 27th Floor, NY 10036  +1 332 345 2243